IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE ALGER FUNDS II

Alger Green Fund

Supplement dated October 31, 2016 to Current Prospectuses

The Board of Trustees of The Alger Funds II has approved changes with respect to Alger Green Fund (the “Fund”) that are anticipated to become effective on or about December 30, 2016 (the “Effective Date”).  The Fund’s principal investment strategy will expand from focusing exclusively on environmental sustainability criteria to considering social and governance criteria as well.  In addition, the Fund’s name will change from Alger Green Fund to Alger Responsible Investing Fund.  The Fund’s investment objective to seek long-term capital appreciation will not change.

As of the Effective Date, the second and third paragraphs of the Fund’s description of its principal investment strategy, set forth under the heading “Principal Investment Strategy” in the Summary Prospectus and Statutory Prospectus, will be replaced with the following:

The Fund invests in equity securities of companies of any size that, in the opinion of Fred Alger Management, Inc., conduct their business in a responsible manner reflecting positive environmental, social and/or governance policies, while demonstrating promising growth potential.  Companies that conduct their business in a responsible manner are companies that offer products or services that promote positive environmental, social and/or governance policies, or have a positive impact in these areas, addressing concerns such as climate change, resource depletion, health and safety, employee relations and diversity, bribery and corruption, and board diversity and structure.

The Fund’s investment strategy employs fundamental analysis combined with environmental, social and governance screens.  In selecting stocks, Fred Alger Management, Inc. uses fundamental analysis to identify innovative and dynamic companies and uses screens that identify and rank stocks within an industry or sector based on several environmental, social and governance characteristics.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another fund in the Alger Family of Funds at any time.  Shareholders may also redeem their shares at any time.  Exchange or redemption of shares may be a taxable event to shareholders.  Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

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